UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2025

Purple Innovation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37523	47-4078206
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 North Chapel Ridge Rd., Suite 200
Lehi, Utah	84043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 756-2600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PRPL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Long-Term Incentive Cash Bonuses

On July 17, 2025, the Board of Directors of the Company also approved long-term incentive cash bonus awards to Robert DeMartini, Todd Vogensen, and Eric Haynor in the respective amounts of $1,500,000, $450,000, and $393,750 (together, the “LTI Cash Bonus Target Amounts”), pursuant to a Long-Term Incentive Cash Bonus Agreement between the Company and each NEO (together, the “LTI Cash Bonus Agreements”). Pursuant to the LTI Cash Bonus Agreements, the performance measures and targets that will determine the amount earned, if any, will be based on cumulative net revenue, adjusted EBITDA, and EBITDA margin for the period of January 1, 2025, through December 31, 2027 (the “Performance Period”). In the event of a “Change in Control” of the Company (as defined in the LTI Cash Bonus Agreements), the Company shall pay each NEO a bonus equal to the greater of: (1) the amount payable as if the cumulative revenue, adjusted EBITDA, and EBITDA margin performance measures for the Performance Period achieved threshold metrics (resulting in an amount payable equal to 50% of the LTI Cash Bonus Target Amounts); or (2) the amount payable, as determined by the Board of Directors, based on actual performance, measured pro-rata for a performance period ending on the Change in Control (as defined in the LTI Cash Bonus Agreements), as compared to budgeted performance measure targets for the same pro-rated performance period.

The foregoing summary of the LTI Cash Bonus Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the LTI Cash Bonus Agreements, which are attached as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 to this report and are incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed herewith:

Exhibit No.	Description
10.1	Long-Term Incentive Cash Bonus Agreement dated July 22, 2025, between Purple Innovation, Inc. and Robert DeMartini
10.2	Long-Term Incentive Cash Bonus Agreement dated July 23, 2025, between Purple Innovation, Inc. and Todd Vogensen
10.3	Long-Term Incentive Cash Bonus Agreement dated July 22, 2025, between Purple Innovation, Inc. and Eric Haynor
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2025	PURPLE INNOVATION, INC.

	By:	/s/ Todd Vogensen
Todd Vogensen
Chief Financial Officer

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